UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2016 (November 29, 2016)

Mymetics Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-25132	25-1741849

(State of other jurisdiction)	(Commission File Number)	(IRS Employer Identification No.)

Route de la Corniche 4	NA
1066 Epalinges, Switzerland	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: +011 41 21 653 45 35

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
On December 1, 2016, Mymetics Corporation (“Mymetics”), filed a current report on Form 8-K reporting the entry into a material definitive agreement (the Research Agreement) under Item 1.01 with Sanofi Pasteur Biologics, LLC ("Sanofi"), the vaccine division of Sanofi SA, and did not attach Appendix A, the confidentiality agreement between Mymetics and Sanofi, to the Research Agreement. This Amendment No. 1 on Form 8-K/A amends the prior disclosure to include an unredacted Appendix A to the redacted Research Agreement previously filed as Exhibit 10.1.
Item 9.01.
Financial Statements and Exhibits

 (d) Exhibits.

10.1
Research Agreement effective October 21, 2016 between Sanofi Biologics, LLC and Mymetics BV*

99.1
Press Release dated December 1, 2016

*Portions of this exhibit 10.1 have been omitted and separately filed with the SEC with a request for confidential treatment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MYMETICS CORPORATION

Date: January 25, 2017	By:	/s/ Ronald Kempers
Ronald Kempers
President and Chief Executive Officer